2


              Report of Independent Accountants


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

       and

The Bank of New York
101 Barclay Street
New York, New York  10286

              MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A. ("MBNA" or "the Company"), a wholly owned subsidiary of MBNA Corporation, was in material compliance with the covenants and conditions of sections 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a) and 4.03(a) and
(c) of the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement") and the sections specified in Attachment A of the applicable Series' Pooling and Servicing Agreement Supplement ("Agreement Supplement"), between MBNA and The Bank of New York, during the compliance periods specified in Attachment A. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about MBNA's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination of MBNA's compliance with specified requirements.

In our opinion, management's assertion that MBNA was in material compliance with the covenants and conditions of the sections in the Agreement and the applicable Agreement Supplement, referred to above, during the compliance periods specified in Attachment A, is fairly stated, in all material respects.

This report is intended solely for the use of the board of directors and management of MBNA and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in the applicable Series'
Underwriting/Subscription Agreement, as specified in
Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA
Master Credit Card Trust II and its distribution is not limited.

                              Ernst & Young LLP

August 7, 1998

                          Attachment  A
        Pooling and Servicing
        Series Supplement                                                                                   Date of Underwriting
Series  Dated             PSA Supplement Sections                Compliance Period  Lead Underwriter         Agreement

1994-A  August 4, 1994,   3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Credit Suisse First     July 28, 1994
        as amended         5.02(a), 9(c) and (d) and 11                             Boston
1994-B  August 18, 1994,  3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Merrill Lynch & Co.     August 11, 1994
        as amended        5.02(a), 9(c) and (d) and 11
1994-C  October 26, 1994, 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Merrill Lynch & Co.     October 19, 1994
        as amended         5.02(a), 9(c) and (d) and 11
1994-D  October 26, 1994, 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv),7/1/97 - 11/17/97  Merrill Lynch & Co.     October 19, 1994
        as amended         4.09, 4.10, 5.02(a), 9(c) and (d) and 11
1994-E  December 15, 1994,3(c), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98
        as amended        5.02(a), 10(c) and (d) and 12
1995-A  March 22, 1995,   3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Merrill Lynch & Co.     March 15, 1995
        as amended        5.02(a), 9(c) and (d) and 11
1995-B  May 23, 1995,     3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   J.P. Morgan & Co.       May 15, 1995
        as amended        5.02(a), 9(c) and (d) and 11
1995-C  June 29, 1995,    3(b), 4.05(a)(i)-(iv), 4.09, 4.11,     7/1/97 - 6/30/98   Lehman Brothers         June 22, 1995
        as amended         5.02(a), 9(c) and (d) and 12
1995-D  June 29, 1995,    3(b), 4.05(a)(i)-(iv), 4.09, 4.11,     7/1/97 - 6/30/98   Lehman Brothers         June 22, 1995
        as amended         5.02(a), 9(c) and (d) and 12
1995-E  August 2, 1995,   3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Credit Suisse First     July 26, 1995
        as amended        5.02(a), 9(c) and (d) and 11                               Boston
1995-F  August 30, 1995,  3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Credit Suisse First     August 16, 1995
        as amended        5.02(a), 9(c) and (d) and 11                              Boston
1995-G  September 27, 19953(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Lehman Brothers         September 22, 1995
        as amended        5.02(a), 9(c) and (d) and 11
1995-H  September 28, 19953(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Barclays de Zoete       September 22, 1995
        as amended        5.02(a), 9(c) and (d) and 11                              Wedd Limited
1995-I  October 26, 1995, 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Merrill Lynch & Co.     October 19, 1995
        as amended         5.02(a), 9(c) and (d) and 11
1995-J  November 21, 1995,3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   J. P. Morgan & Co.      November 14, 1995
        as amended        5.02(a), 9(c) and (d) and 11
1996-A  February 28, 1996,3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Goldman, Sachs & Co.    February 21, 1996
        as amended         5.02(a), 9(c) and (d) and 11
1996-B  March 26, 1996    3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Lehman Brothers         March 18, 1996
                           5.02(a), 9(c) and (d) and 11
1996-C  March 27, 1996    3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Merrill Lynch & Co.     March 20, 1996
                          5.02(a), 9(c) and (d) and 11
1996-D  May 1, 1996       3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Merrill Lynch & Co.     April 24, 1996
                          5.02(a), 9(c) and (d) and 11
1996-E  May 21, 1996      3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   J.P. Morgan & Co.       May 13, 1996
                           5.02(a), 9(c) and (d) and 11
1996-F  June 25, 1996,    3(b), 4.05(a)(i)-(iii), 4.09, 4.10,    7/1/97 - 6/30/98
        as amended         5.02, 10(c) and (d) and 12
1996-G  July 17, 1996     3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Lehman Brothers         July 10, 1996
                          5.02(a), 9(c) and (d) and 11
1996-H  August 14, 1996   3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Goldman, Sachs & Co.    August 7,1996
                          5.02(a), 9(c) and (d) and 11
1996-I  September 25, 19963(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Class A:  Merrill Lynch September 20,1996
                          5.02(a), 10(c) and (d) and 12                             Bank AG
1996-J  September 19, 19963(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   J.P. Morgan & Co.       September 12, 1996
                           5.02(a), 9(c) and (d) and 11
1996-K  October 24, 1996  3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Goldman, Sachs & Co.    October 18, 1996
                           5.02(a), 9(c) and (d) and 11
1996-L  December 3, 1996  3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Salomon Brothers Inc    November 19, 1996
                          5.02(a), 9(c) and (d) and 11
1996-M  November 26, 1996 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Credit Suisse First     November 19, 1996
                           5.02(a), 9(c) and (d) and 11                             Boston
1997-A  January 30, 1997  3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98
                          5.02(a), 9(c) and (d) and 11
1997-B  February 27, 1997 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Lehman Brothers         February 20, 1997
                           5.02(a), 9(c) and (d) and 11
1997-C  March 26, 1997    3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Merrill Lynch & Co.     March 19, 1997
                          5.02(a), 9(c) and (d) and 11
1997-D  May 22, 1997      3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98
                          5.02(a), 10(c) and (d) and 12
1997-E  May 8, 1997       3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   J.P. Morgan & Co.       April 24, 1997
                          5.02(a), 9(c) and (d) and 11
1997-F  June 18, 1997     3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98   Lehman Brothers         June 11, 1997
                          5.02(a), 9(c) and (d) and 11
1997-G  June 18, 1997     3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     7/1/97 - 6/30/98
                          5.02(a), 9(c) and (d) and 11
1997-H  August 6, 1997    3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     8/6/97 - 6/30/98
                           5.02(a), 10(c) and (d) and 12
1997-I  August 26, 1997   3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     8/26/97 - 6/30/98  Goldman, Sachs & Co.    August 12, 1997
                           5.02(a), 9(c) and (d) and 11
1997-J  September 10, 19973(b), 4.05(a)(i)-(iv), 4.09, 4.10,     9/10/97 - 6/30/98  Lehman Brothers         September 4, 1997
                          5.02(a), 9(c) and (d) and 11
1997-K  October 22, 1997  3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     10/22/97 - 6/30/98 Credit Suisse First     October 9, 1997
                           5.02(a), 9(c) and (d) and 11                             Boston
1997-L  November 13, 1997 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     11/13/97 - 6/30/98
                           5.02(a), 10(c) and (d) and 12
1997-M  November 6, 1997  3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     11/6/97 - 6/30/98  Salomon Brothers Inc    October 28, 1997
                          5.02(a), 9(c) and (d) and 11
1997-N  December 9, 1997  3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     12/9/97 - 6/30/98  Merrill Lynch & Co.     November 19, 1997
                           5.02(a), 9(c) and (d) and 11
1997-O  December 23, 1997 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     12/23/97 - 6/30/98
                          5.02(a), 9(c) and (d) and 11
1998-A  March 18, 1998    3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     3/18/98 - 6/30/98  J.P. Morgan & Co.       March 3, 1998
                           5.02(a), 9(c) and (d) and 11
1998-B  April 14, 1998    3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     4/14/98 - 6/30/98
                          5.02(a), 10(c) and (d) and 12
1998-C  June 24, 1998     3(b), 4.05(a)(i)-(iv), 4.09, 4.10,     6/24/98 - 6/30/98  Salomon Brothers Inc    June 10, 1998
                          5.02(a), 9(c) and (d) and 11




Report of Management on Credit Card Trust Internal
Control
       and Pooling and Servicing Agreement Compliance


Credit Card Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card trusts and pool, listed in Appendix I (the "Trusts and Pool" or individually "Trust and Pool"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements or the Receivables Purchase Agreement (the "Agreements") as specified in Appendix I, between MBNA as Seller and Owner/Servicer and the applicable Trustee or Agent (specific Agreements and Trustees or Agent are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control. Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

- Funds collected are remitted to the Trustee and Agent in accordance with the Agreements.

- Trust and Pool assets are segregated from those retained by MBNA in accordance with the Agreements.

- Expenses incurred by the Trusts and Pool are calculated and remitted in accordance with the Agreements.

- The additions of accounts to the Trusts and Pool are authorized in accordance with the Agreements.

- The removals of accounts from the Trusts and Pool are authorized in accordance with the Agreements.
August 7, 1998
Page 2


Credit Card Trust Internal Control (continued)
- Trust and Pool assets amortizing out of the Trusts and Pool are calculated in accordance with the Agreements.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" and provided to the Trustee and Agent are reviewed by a Vice President or above prior to distribution.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" contain all information required by the Agreements.

The Company has assessed it controls over the functions performed as servicer of the Trusts and Pool in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 1998, its controls over the functions performed as servicer of the Trusts and Pool are effective in providing reasonable assurance that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and Agent and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report. The Company assessed MBNA's compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 7, 1998
Page 3


                         MBNA America Bank, N.A. by:



                         _/s/ M. Scot
Kaufman__________________
                         M. Scot Kaufman
                         Vice Chairman and Chief Financial
Officer



                         _/s/ Thomas D.
Wren__________________
                         Thomas D. Wren
                         Senior Executive Vice President and
                         Treasurer



                         _/s/ Randall J. Black for
VPM____________
                         Victor P. Manning
                         Senior Executive Vice President and
                         Chief Accounting Officer



                         _/s/ Douglas O.
Hart_____________________
                         Douglas O. Hart
                         Executive Vice President

                                                                  Appendix I


				       PSA         Servicing		         PSA Covenants
 Trust  			       PSA/RPA/    Suppl-        Compliance       AND
				       RTA Date    DATE          PERIOD	         CONDITIONS



MBNA Master Credit Card Trust I:
TRUSTEE: Bankers Trust Company
Series 1992-1				9/25/91*   5/29/92*	7/1/97 - 12/16/97    (1)
Series 1992-2				9/25/91*    8/6/92*	7/1/97 -  2/17/98    (1)
Series 1992-3				9/25/91*  11/24/92*	7/1/97 -  6/15/98    (1)
Series 1993-1				9/25/91*   2/25/93*	7/1/97 - 6/30/98     (1)
Series 1993-3				9/25/91*   8/24/93*	7/1/97 - 6/30/98     (1)
Series 1993-4				9/25/91*   12/7/93*	7/1/97 - 6/30/98     (1)
Series 1994-1				9/25/91*   2/25/94*	7/1/97 - 6/30/98     (1)
Series 1994-2				9/25/91*   5/26/94*	7/1/97 - 6/30/98     (1)


MBNA Master Credit Card Trust II:
TRUSTEE: Bank of New York
Series 1994-A			     	8/4/94*     8/4/94*	7/1/97 - 6/30/98     (2)
Series 1994-B			 	8/4/94*	8/18/94*	7/1/97 - 6/30/98     (2)
Series 1994-C				8/4/94*    10/26/94*	7/1/97 - 6/30/98     (2)
Series 1994-D			      8/4/94*    10/26/94*	7/1/97 - 11/1/97     (5)
Series 1994-E		    		8/4/94*    12/15/94*	7/1/97 - 6/30/98     (4)
Series 1995-A		   	      8/4/94*    3/22/95*	7/1/97 - 6/30/98     (2)
Series 1995-B		   		8/4/94*    5/23/95*	7/1/97 - 6/30/98     (2)
Series 1995-C   			      8/4/94*    6/29/95*	7/1/97 - 6/30/98     (3)
Series 1995-D		   		8/4/94*    6/29/95*	7/1/97 - 6/30/98     (3)
Series 1995-E		   		8/4/94*    8/2/95*	7/1/97 - 6/30/98     (2)
Series 1995-F		   		8/4/94*    8/30/95*	7/1/97 - 6/30/98     (2)
Series 1995-G		    		8/4/94*    9/27/95*	7/1/97 - 6/30/98     (2)
Series 1995-H		   		8/4/94*    9/28/95*	7/1/97 - 6/30/98     (2)
Series 1995-I		    		8/4/94*   10/26/95*	7/1/97 - 6/30/98     (2)
Series 1995-J		  		8/4/94*   11/21/95*	7/1/97 - 6/30/98     (2)
Series 1996-A		   		8/4/94*    2/28/96*	7/1/97 - 6/30/98     (2)
Series 1996-B		   		8/4/94*    3/26/96	7/1/97 - 6/30/98     (2)
Series 1996-C		   		8/4/94*    3/27/96	7/1/97 - 6/30/98     (2)
Series 1996-D		   		8/4/94*     5/1/96 	7/1/97 - 6/30/98     (2)
Series 1996-E		   		8/4/94*    5/21/96	7/1/97 - 6/30/98     (2)
Series 1996-F		   		8/4/94*    6/25/96*	7/1/97 - 6/30/98     (6)
Series 1996-G		   		8/4/94*    7/17/96	7/1/97 - 6/30/98     (2)
Series 1996-H		   		8/4/94*    8/14/96	7/1/97 - 6/30/98     (2)
Series 1996-I		   		8/4/94*    9/25/96	7/1/97 - 6/30/98     (7)
Series 1996-J		   		8/4/94*    9/19/96	7/1/97 - 6/30/98     (2)
Series 1996-K				8/4/94*   10/24/96	7/1/97 - 6/30/98     (2)
Series 1996-L				8/4/94*   12/3/96 	7/1/97 - 6/30/98     (2)
Series 1996-M				8/4/94*   11/26/96	7/1/97 - 6/30/98     (2)
Series 1997-A				8/4/94*    1/30/97	7/1/97 - 6/30/98     (2)
Series 1997-B				8/4/94*    2/27/97	7/1/97 - 6/30/98     (2)
Series 1997-C				8/4/94*    3/26/97	7/1/97 - 6/30/98     (2)
Series 1997-D				8/4/94*    5/22/97	7/1/97 - 6/30/98     (7)
Series 1997-E				8/4/94*    5/8/97 	7/1/97 - 6/30/98     (2)
Series 1997-F				8/4/94*    6/18/97	6/18/97 - 6/30/98    (2)
Series 1997-G				8/4/94*    6/18/97	6/18/97 - 6/30/98    (2)
Series 1997-H				8/4/94*    8/6/97 	8/6/97 - 6/30/98     (7)
Series 1997-I				8/4/94*    8/26/97	8/26/97 - 6/30/98    (2)
Series 1997-J				8/4/94*    9/10/97	9/10/97 - 6/30/98    (2)
Series 1997-K				8/4/94*   10/22/97	10/22/97 - 6/30/98   (2)
Series 1997-L				8/4/94*   11/13/97	11/13/97 - 6/30/98   (7)
Series 1997-M				8/4/94*   11/6/97	      11/6/97 - 6/30/98    (2)
Series 1997-N				8/4/94*   12/9/97 	12/9/97 - 6/30/98    (2)
Series 1997-O				8/4/94*    2/23/97	12/23/97 - 6/30/98   (2)
Series 1998-A				8/4/94*    3/18/98	3/18/98 - 6/30/98    (2)
Series 1998-B				8/4/94*    4/14/98	4/14/98 - 6/30/98    (7)
Series 1998-C				8/4/94*    6/24/98	6/24/98 - 6/30/98    (2)




MBNA Master Consumer Loan Trust

Series 1997-1				8/4/94*	   9/24/97	9/24/97 - 6/30/98    (9)


MBNA Gold Reserve Trust
TRUSTEE: Barclays Bk PLC, NY Branch	12/16/94      N/A  	7/1/97 - 6/30/98     (8)



* - Indicates agreement was amended



PSA and PSA Supplement Covenants and Conditions

(1) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c)
      PSA Supplement Sections - 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06, 5.02(a), 9(c), 9(d), 9(f), 11

(2) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(3) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.11, 5.02(a), 9(c), 9(d), 12

(4) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(c), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c), 10(d), 12

(5) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(6) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.09, 4.10, 5.02, 10(c), 10(d), 12

(7) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c), 10(d), 12

(8) RPA Sections - 3.03(a)(ii), 3.03(d), 3.03(e), 3.03(f), 3.03(g), 3.03(h), 3.04(a), 6.01(b), 7.03(a),
7.04(a), 7.05(a), 7.05(b), 7.05(f), 8.01(d), 8.01(f), 10.03, 10.06(a), 10.06(b).

(9) PSA Sections -   2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3, 4.06(a)(i)-(iii) and (v), 4.10, 4.11, 10(c), 10(e).



              Report of Independent Accountants
             on Applying Agreed-Upon Procedures


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

              MBNA Master Credit Card Trust  II

We have performed the procedures enumerated below, which were agreed to by MBNA America Bank, N.A. ("MBNA") and The Bank of New York, solely to assist you with respect to the amounts in the "mathematical calculations" set forth in the monthly certificates for each series (as specified in Attachment A) in the MBNA Master Credit Card Trust II ("Trust"), prepared by MBNA pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement") between MBNA and The Bank of New York, during the periods specified in Attachment A.
This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of MBNA and The Bank of New York. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures were as follows: We compared the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the months specified in Attachment A, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement with reports prepared by MBNA's bank card processor or MBNA, which were the source of such amounts.

As a result of the procedures performed we noted that in all instances the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the months specified in Attachment A, were in agreement with reports prepared by MBNA's bank card processor or MBNA.

We were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement or on the reports prepared by MBNA's bank card processor or MBNA. Accordingly, we do not express such an opinion. Had we performed additional procedures with respect to the monthly certificates prepared by MBNA pursuant to subsection 3.04(b) of the Agreement and the reports prepared by MBNA's bank card processor and MBNA, which were the source of such amounts, other matters might have come to our attention that would have been reported to you. This report relates only to the comparison of the amounts in the "mathematical calculations" specified above and does not extend to any financial statements of MBNA taken as a whole.

This report is intended solely for the use of the specified users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust II and its distribution is not limited.

                              Ernst & Young LLP

August 7, 1998

                                     Attachment  A
         Pooling and Servicing
Series   Supplement Dated               Monthly Certificates Tested
1994 - A August 4, 1994, as amended     July 1997, February 1998 and June 1998
1994 - B August 18, 1994, as amended    July 1997, February 1998 and June 1998
1994 - C October 26, 1994, as amended   July 1997, February 1998 and June 1998
1994 - D October 26, 1994, as amended   July 1997a
1994 - E December 15, 1994, as amended  July 1997, February 1998 and June 1998
1995 - A March 22, 1995, as amended     July 1997, February 1998 and June 1998
1995 - B May 23, 1995, as amended       July 1997, February 1998 and June 1998
1995 - C June 29, 1995, as amended      July 1997, February 1998 and June 1998
1995 - D June 29, 1995, as amended      July 1997, February 1998 and June 1998
1995 - E August 2, 1995, as amended     July 1997, February 1998 and June 1998
1995 - F August 30, 1995, as amended    July 1997, February 1998 and June 1998
1995 - G September 27, 1995, as amended July 1997, February 1998 and June 1998
1995 - H September 28, 1995, as amended July 1997, February 1998 and June 1998
1995 - I October 26, 1995, as amended   July 1997, February 1998 and June 1998
1995 - J November 21, 1995, as amended  July 1997, February 1998 and June 1998
1996 - A February 28, 1996, as amended  July 1997, February 1998 and June 1998
1996 - B March 26, 1996                 July 1997, February 1998 and June 1998
1996 - C March 27, 1996                 July 1997, February 1998 and June 1998
1996 - D May 1, 1996                    July 1997, February 1998 and June 1998
1996 - E May 21, 1996                   July 1997, February 1998 and June 1998
1996 - F June 25, 1996, as amended      July 1997, February 1998 and June 1998
1996 - G July 17, 1996                  July 1997, February 1998 and June 1998
1996 - H August 14, 1996                July 1997, February 1998 and June 1998
1996 - I September 25, 1996             July 1997, February 1998 and June 1998
1996 - J September 19, 1996             July 1997, February 1998 and June 1998
1996 - K October 24, 1996               July 1997, February 1998 and June 1998
1996 - L December 3, 1996               July 1997, February 1998 and June 1998
1996 - M November 26, 1996              July 1997, February 1998 and June 1998
1997 - A January 30, 1997               July 1997, February 1998 and June 1998
1997 - B February 27, 1997              July 1997, February 1998 and June 1998
1997 - C March 26, 1997                 July 1997, February 1998 and June 1998
1997 - D May 22, 1997                   July 1997, February 1998 and June 1998
1997 - E May 8, 1997                    July 1997, February 1998 and June 1998
1997 - F June 18, 1997                  July 1997, February 1998 and June 1998
1997 - G June 18, 1997                  July 1997, February 1998 and June 1998
1997 - H August 6, 1997                 February 1998 and June 1998
1997 - I August 26, 1997                February 1998 and June 1998
1997 - J September 10, 1997             February 1998 and June 1998
1997 - K October 22, 1997               February 1998 and June 1998
1997 - L November 13, 1997              February 1998 and June 1998
1997 - M November 6, 1997               February 1998 and June 1998
1997 - N December 9, 1997               February 1998 and June 1998
1997 - O December 23, 1997              February 1998 and June 1998
1998 - A March 18, 1998                 June 1998
1998 - B April 14, 1998                 June 1998



a     Series 1994-D terminated on November 17, 1997.



              Report of Independent Accountants


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

              MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A.'s ("MBNA"), a wholly owned subsidiary of MBNA Corporation, controls over the functions performed as servicer of the MBNA Master Credit Card Trust II ("Trust"), including all Series of the Trust as specified in Attachment A, are effective, as of June 30, 1998, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement"), and the applicable Pooling and Servicing Agreement Supplement for each Series as specified in Attachment A (together the "Agreements"), between MBNA as Seller and Owner/Servicer, and The Bank of New York, as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's controls over the functions performed as servicer of the Trust. Our responsibility is to express an opinion on management's assertion based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included obtaining an understanding of the controls over the functions performed by MBNA as servicer of the Trust, testing and evaluating the design and operating effectiveness of those controls, and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any control, errors or fraud may occur and not be detected. Also, projections of any evaluation of the controls over the functions performed by MBNA as servicer of the Trust to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the controls may deteriorate.

In our opinion, management's assertion, that it believes that MBNA's controls over the functions performed as servicer of the Trust are effective, as of June 30, 1998, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements, between MBNA as Seller and Owner/Servicer, and The Bank of New York, as Trustee on behalf of the Certificate-holders of the Trust, and are recorded properly to permit the preparation of the required financial reports, is fairly stated, in all material respects, based upon the following criteria specified in the Report:

  - The controls provide reasonable assurance that funds collected are remitted to the Trustee in accordance with the Agreements.

  - The controls provide reasonable assurance that Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

  - The controls provide reasonable assurance that expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

  - The controls provide reasonable assurance that the additions of accounts to the Trust are authorized in accordance with the Agreements.

  - The controls provide reasonable assurance that the removals of accounts from the Trust are authorized in accordance with the Agreements.

  - The controls provide reasonable assurance that Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

  -    The controls provide reasonable assurance that monthly
     Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

  -    The controls provide reasonable assurance that monthly
     Trust reports generated in the form of "Exhibits" contain all required information per section 5.02 of the Agreements.

This report is intended solely for the use of the board of directors and management of MBNA and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in each Series'
Underwriting/Subscription Agreement, as specified in
Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA
Master Credit Card Trust II and its distribution is not limited.

                              Ernst & Young LLP

August 7, 1998

                                          Attachment  A
                                                                          Date of Underwriting
Series    Supplement Dated                Lead Underwriter                Subscription/Agreement
1994 - A  August 4, 1994, as amended      Credit Suisse First Boston      July 28, 1994
1994 - B  August 18, 1994, as amended     Merrill Lynch & Co.             August 11, 1994
1994 - C  October 26, 1994, as amended    Merrill Lynch & Co.             October 19, 1994
1994 - E  December 15, 1994, as amended
1995 - A  March 22, 1995, as amended      Merrill Lynch & Co.             March 15, 1995
1995 - B  May 23, 1995, as amended        J.P. Morgan & Co.               May 15, 1995
1995 - C  June 29, 1995, as amended       Lehman Brothers                 June 22, 1995
1995 - D  June 29, 1995, as amended       Lehman Brothers                 June 22, 1995
1995 - E  August 2, 1995, as amended      Credit Suisse First Boston      July 26, 1995
1995 - F  August 30, 1995, as amended     Credit Suisse First Boston      August 16, 1995
1995 - G  September 27, 1995, as amended  Lehman Brothers                 September 22, 1995
1995 - H  September 28, 1995, as amended  Barclays de Zoete Wedd Limited  September 22, 1995
1995 - I  October 26, 1995, as amended    Merrill Lynch & Co.             October 19, 1995
1995 - J  November 21, 1995, as amended   J. P. Morgan & Co.              November 14, 1995
1996 - A  February 28, 1996, as amended   Goldman, Sachs & Co.            February 21, 1996
1996 - B  March 26, 1996                  Lehman Brothers                 March 18, 1996
1996 - C  March 27, 1996                  Merrill Lynch & Co.             March 20, 1996
1996 - D  May 1, 1996                     Merrill Lynch & Co.             April 24, 1996
1996 - E  May 21, 1996                    J.P. Morgan & Co.               May 13, 1996
1996 - F  June 25, 1996, as amended
1996 - G  July 17, 1996                   Lehman Brothers                 July 10, 1996
1996 - H  August 14, 1996                 Goldman, Sachs & Co.            August 7, 1996
1996 - I  September 25, 1996              Class A:  Merrill Lynch Bank AG September 20, 1995
1996 - J  September 19, 1996              J.P. Morgan & Co.               September 12, 1995
1996 - K  October 24, 1996                Goldman, Sachs & Co.            October 18, 1996
1996 - L  December 3, 1996                Salomon Brothers Inc            November 19, 1996
1996 - M  November 26, 1996               Credit Suisse First Boston      November 19, 1996
1997 - A  January 30, 1997
1997 - B  February 27, 1997               Lehman Brothers                 February 20, 1997
1997 - C  March 26, 1997                  Merrill Lynch & Co.             March 19,1997
1997 - D  May 22, 1997
1997 - E  May 8, 1997                     J.P. Morgan & Co.               April 24, 1997
1997 - F  June 18, 1997                   Lehman Brothers                 June 11, 1997
1997 - G  June 18, 1997
1997 - H  August 6, 1997
1997 - I  August 26, 1997                 Goldman, Sachs & Co.            August 12, 1997
1997 - J  September 10, 1997              Lehman Brothers                 September 4, 1997
1997 - K  October 22, 1997                Credit Suisse First Boston      October 9, 1997
1997 - L  November 13, 1997
1997 - M  November 6, 1997                Salomon Brothers Inc            October 28, 1997
1997 - N  December 9, 1997                Merrill Lynch & Co.             November 19, 1997
1997 - O  December 23, 1997
1998-A    March 18, 1998                  J. P. Morgan & Co.              March 3, 1998
1998-B    April 14, 1998
1998-C    June 24, 1998                   Salomon Brothers Inc            June 10, 1998

Report of Management on Credit Card Trust Internal
Control
       and Pooling and Servicing Agreement Compliance


Credit Card Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card trusts and pool, listed in Appendix I (the "Trusts and Pool" or individually "Trust and Pool"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements or the Receivables Purchase Agreement (the "Agreements") as specified in Appendix I, between MBNA as Seller and Owner/Servicer and the applicable Trustee or Agent (specific Agreements and Trustees or Agent are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control. Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

- Funds collected are remitted to the Trustee and Agent in accordance with the Agreements.

- Trust and Pool assets are segregated from those retained by MBNA in accordance with the Agreements.

- Expenses incurred by the Trusts and Pool are calculated and remitted in accordance with the Agreements.

- The additions of accounts to the Trusts and Pool are authorized in accordance with the Agreements.

- The removals of accounts from the Trusts and Pool are authorized in accordance with the Agreements.
August 7, 1998
Page 2


Credit Card Trust Internal Control (continued)
- Trust and Pool assets amortizing out of the Trusts and Pool are calculated in accordance with the Agreements.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" and provided to the Trustee and Agent are reviewed by a Vice President or above prior to distribution.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" contain all information required by the Agreements.

The Company has assessed it controls over the functions performed as servicer of the Trusts and Pool in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 1998, its controls over the functions performed as servicer of the Trusts and Pool are effective in providing reasonable assurance that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and Agent and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report. The Company assessed MBNA's compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 7, 1998
Page 3


                         MBNA America Bank, N.A. by:



                         _/s/ M. Scot
Kaufman__________________
                         M. Scot Kaufman
                         Vice Chairman and Chief Financial
Officer



                         _/s/ Thomas D.
Wren__________________
                         Thomas D. Wren
                         Senior Executive Vice President and
                         Treasurer



                         _/s/ Randall J. Black for
VPM____________
                         Victor P. Manning
                         Senior Executive Vice President and
                         Chief Accounting Officer



                         _/s/ Douglas O.
Hart_____________________
                         Douglas O. Hart
                         Executive Vice President

                                                                  Appendix I


				       PSA         Servicing		         PSA Covenants
 Trust  			       PSA/RPA/    Suppl-        Compliance       AND
				       RTA Date    DATE          PERIOD	         CONDITIONS



MBNA Master Credit Card Trust I:
TRUSTEE: Bankers Trust Company
Series 1992-1				9/25/91*   5/29/92*	7/1/97 - 12/16/97    (1)
Series 1992-2				9/25/91*    8/6/92*	7/1/97 -  2/17/98    (1)
Series 1992-3				9/25/91*  11/24/92*	7/1/97 -  6/15/98    (1)
Series 1993-1				9/25/91*   2/25/93*	7/1/97 - 6/30/98     (1)
Series 1993-3				9/25/91*   8/24/93*	7/1/97 - 6/30/98     (1)
Series 1993-4				9/25/91*   12/7/93*	7/1/97 - 6/30/98     (1)
Series 1994-1				9/25/91*   2/25/94*	7/1/97 - 6/30/98     (1)
Series 1994-2				9/25/91*   5/26/94*	7/1/97 - 6/30/98     (1)


MBNA Master Credit Card Trust II:
TRUSTEE: Bank of New York
Series 1994-A			      8/4/94* 	8/4/94*	7/1/97 - 6/30/98     (2)
Series 1994-B			 	8/4/94*    8/18/94*	7/1/97 - 6/30/98     (2)
Series 1994-C				8/4/94*   10/26/94*	7/1/97 - 6/30/98     (2)
Series 1994-D			      8/4/94*   10/26/94*	7/1/97 - 11/1/97     (5)
Series 1994-E		    		8/4/94*   12/15/94*	7/1/97 - 6/30/98     (4)
Series 1995-A		   	      8/4/94*    3/22/95*	7/1/97 - 6/30/98     (2)
Series 1995-B		   		8/4/94*    5/23/95*	7/1/97 - 6/30/98     (2)
Series 1995-C   		      	8/4/94*    6/29/95*	7/1/97 - 6/30/98     (3)
Series 1995-D		   		8/4/94*    6/29/95*	7/1/97 - 6/30/98     (3)
Series 1995-E		   		8/4/94*    8/2/95*	7/1/97 - 6/30/98     (2)
Series 1995-F		   		8/4/94*    8/30/95*	7/1/97 - 6/30/98     (2)
Series 1995-G		    		8/4/94*    9/27/95*	7/1/97 - 6/30/98     (2)
Series 1995-H		   		8/4/94*    9/28/95*	7/1/97 - 6/30/98     (2)
Series 1995-I		    		8/4/94*   10/26/95*	7/1/97 - 6/30/98     (2)
Series 1995-J		  		8/4/94*   11/21/95*	7/1/97 - 6/30/98     (2)
Series 1996-A		   		8/4/94*    2/28/96*	7/1/97 - 6/30/98     (2)
Series 1996-B		   		8/4/94*    3/26/96	7/1/97 - 6/30/98     (2)
Series 1996-C		   		8/4/94*    3/27/96	7/1/97 - 6/30/98     (2)
Series 1996-D		   		8/4/94*     5/1/96 	7/1/97 - 6/30/98     (2)
Series 1996-E		   		8/4/94*    5/21/96	7/1/97 - 6/30/98     (2)
Series 1996-F		   		8/4/94*    6/25/96*	7/1/97 - 6/30/98     (6)
Series 1996-G		   		8/4/94*    7/17/96	7/1/97 - 6/30/98     (2)
Series 1996-H		   		8/4/94*    8/14/96	7/1/97 - 6/30/98     (2)
Series 1996-I		   		8/4/94*    9/25/96	7/1/97 - 6/30/98     (7)
Series 1996-J		   		8/4/94*    9/19/96	7/1/97 - 6/30/98     (2)
Series 1996-K				8/4/94*   10/24/96	7/1/97 - 6/30/98     (2)
Series 1996-L				8/4/94*   12/3/96	      7/1/97 - 6/30/98     (2)
Series 1996-M				8/4/94*   11/26/96	7/1/97 - 6/30/98     (2)
Series 1997-A				8/4/94*    1/30/97	7/1/97 - 6/30/98     (2)
Series 1997-B				8/4/94*    2/27/97	7/1/97 - 6/30/98     (2)
Series 1997-C				8/4/94*    3/26/97	7/1/97 - 6/30/98     (2)
Series 1997-D				8/4/94*    5/22/97	7/1/97 - 6/30/98     (7)
Series 1997-E				8/4/94*    5/8/97 	7/1/97 - 6/30/98     (2)
Series 1997-F				8/4/94*    6/18/97	6/18/97 - 6/30/98    (2)
Series 1997-G				8/4/94*    6/18/97	6/18/97 - 6/30/98    (2)
Series 1997-H				8/4/94*    8/6/97 	8/6/97 - 6/30/98     (7)
Series 1997-I				8/4/94*    8/26/97	8/26/97 - 6/30/98    (2)
Series 1997-J				8/4/94*    9/10/97	9/10/97 - 6/30/98    (2)
Series 1997-K				8/4/94*   10/22/97	10/22/97 - 6/30/98   (2)
Series 1997-L				8/4/94*   11/13/97	11/13/97 - 6/30/98   (7)
Series 1997-M				8/4/94*   11/6/97	      11/6/97 - 6/30/98    (2)
Series 1997-N				8/4/94*   12/9/97  	12/9/97 - 6/30/98    (2)
Series 1997-O				8/4/94*    2/23/97	12/23/97 - 6/30/98   (2)
Series 1998-A				8/4/94*    3/18/98	3/18/98 - 6/30/98    (2)
Series 1998-B				8/4/94*    4/14/98	4/14/98 - 6/30/98    (7)
Series 1998-C				8/4/94*    6/24/98	6/24/98 - 6/30/98    (2)




MBNA Master Consumer Loan Trust

Series 1997-1				8/4/94*	   9/24/97	9/24/97 - 6/30/98    (9)


MBNA Gold Reserve Trust
TRUSTEE: Barclays Bk PLC, NY Branch	12/16/94      N/A  	7/1/97 - 6/30/98     (8)



* - Indicates agreement was amended



PSA and PSA Supplement Covenants and Conditions

(1) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c)
      PSA Supplement Sections - 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06, 5.02(a), 9(c), 9(d), 9(f), 11

(2) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(3) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.11, 5.02(a), 9(c), 9(d), 12

(4) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(c), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c), 10(d), 12

(5) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(6) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.09, 4.10, 5.02, 10(c), 10(d), 12

(7) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c), 10(d), 12

(8) RPA Sections - 3.03(a)(ii), 3.03(d), 3.03(e), 3.03(f), 3.03(g), 3.03(h), 3.04(a), 6.01(b), 7.03(a),
7.04(a), 7.05(a), 7.05(b), 7.05(f), 8.01(d), 8.01(f), 10.03, 10.06(a), 10.06(b).

(9) PSA Sections -   2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3, 4.06(a)(i)-(iii) and (v), 4.10, 4.11, 10(c), 10(e).